                        ANNUAL REPORT SEPTEMBER 30, 1997


                                   OPPENHEIMER

                             New York Municipal Fund
                                    [PHOTO]


                             [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Managers

 9 Statement of Investments

16 Statement of Assets & Liabilities

18 Statement of Operations

19 Statements of Changes in Net Assets

20 Financial Highlights

22 Notes to Financial Statements

28 Independent Auditors' Report

29 Federal Income Tax Information

30 Officers & Trustees

32 Information & Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- IN NEW YORK, we concentrated on those issuers whose prospects have improved with the state's economic climate. These included issuers of state appropriation bonds--bonds connected with the annual state budget--such as bonds issued by the city and state universities.

- IMPROVING ECONOMIC CONDITIONS throughout New York led us to find creditworthy investments in virtually all areas of the state.

- WE FOCUSED ON HIGHER-QUALITY BONDS, because investors weren't being compensated for taking higher risks associated with lower-rated bonds.



AVG ANNUAL TOTAL RETURNS
For the 1-year period ended
9/30/97 without sales charges(1)

CLASS A
 8.78%

CLASS B
 7.97%

CLASS C
 7.95%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.



                      2  Oppenheimer New York Municipal Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer New York
Municipal Fund

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

      To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

      While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike.

      As a result, when October 27 arrived, our equity funds held above-average cash positions relative to many of our competitors. Not only did our higher cash levels serve as a protection, they also enabled us to buy the stocks of numerous excellent companies that were selling at more reasonable prices. In addition, our international and global funds were not as impacted because they weren't heavily invested in Southeast Asia and Japan. Finally, on the fixed-income side, our bond funds were generally characterized by longer-than-normal durations, which allowed us to lock in higher yields.

      In conclusion, many of our funds experienced relatively strong performance during the October-November market shake-ups. We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

      For frequent market updates, please visit our website at WWW.OPPENHEIMERFUNDS.COM or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
November 7, 1997



                     3  Oppenheimer New York Municipal Fund

AVG ANNUAL TOTAL RETURNS
For the Period Ended 9/30/97(1)

CLASS A
  1 year    5 year    10 year

  3.62%     5.56%     7.52%

CLASS B
                      Since
  1 year    5 year    Inception

  2.97%     N/A       4.40%

CLASS C
                      Since
  1 year    5 year    Inception
  6.95%     N/A       7.06%


CUMULATIVE TOTAL RETURN
For the Period Ended 9/30/97(1)

CLASS A
  5 year
  31.06%             $13,106(4)



PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Oppenheimer New York Municipal Fund has performed very well over the past twelve months, outperforming many of its competitors. The Fund's positive returns can largely be attributed to successful management of the portfolio's average duration, as well as focusing on those states and municipalities whose bonds offered the most competitive income and best values.(3)

                               GROWTH OF $10,000
                                  Over 5 years
                           (without sales charges)(4)

   Lehman Brothers                Oppenheimer NY Municipal Fund
 Municipal Bond Index                     Class A Shares
9/30/92  10000                       10000
         10181.8                     10221.5
         10559.6                     10599.9
         10905.1                     10966.3
         11273.5                     11421.5
         11431.7                     11563.3
         10804.2                     10842.9
         10923.8                     10841.1
         10998.5                     10784.6
         10840.6                     10540.8
         11607                       11372.1
         11887.4                     11612.9
         12229.3                     11822.2
         12733.6                     12402.9
         12580                       12255.1
         12676.5                     12307.2
         12968.3                     12610.5
         13298.8                     12917.4
         13267.8                     12885.9
         13725.2                     13370.1
9/30/97  14139.1                     13721.7



1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 8/16/84. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 3/1/93). Class C returns for the 1-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and 0.25% distribution fee, and Class A shares are subject to an annual asset-based sales charge not to exceed 0.25%.



                     4  Oppenheimer New York Municipal Fund

STANDARDIZED YIELDS (2)
For the 30 Days Ended 9/30/97

CLASS A
  4.29%

CLASS B
  3.74%

CLASS C
  3.75%


CREDIT ALLOCATION (5)

AAA             45.57%
AA               4.42
A               23.24
BBB             17.47
BB               4.27
Not Rated        5.03


PORTFOLIO REVIEW
-------------------------------------------------------------------------------
Oppenheimer New York Municipal Fund is for investors looking for income that's exempt from New York State, New York City and federal income taxes.

WHAT WE LOOK FOR

- Issues that provide high TRIPLE TAX-FREE INCOME.

- Value-oriented issues with PRICE APPRECIATION POTENTIAL.

- A DIVERSITY OF ISSUES across the state.

- Municipal regions with IMPROVING CREDIT QUALITY.

TOP 5 SECTORS(5)
 ...............................................
 Higher Education                         16.8%
 ...............................................
 General Obligation                        13.4
 ...............................................
 Highways                                  11.7
 ...............................................
 Hospitals/Healthcare                       8.6
 ...............................................
 Sales Tax                                  4.8
 ...............................................







2. Standardized yield is based on net investment income for the 30-day period ended 9/30/97. Falling net asset values will tend to artificially raise-yields.

3. Duration is a measure of the portfolio's sensitivity to interest rates.

4. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The Lehman Brothers Municipal Bond Index includes a broad range index of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors.

5. Portfolio data are as of 9/30/97, and are subject to change. Portfolio data are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 5.03% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.



                     5  Oppenheimer New York Municipal Fund

"WE'VE HAD A VERY POSITIVE VIEW ON INFLATION RECENTLY."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED OVER THE PAST 12 MONTHS?

Oppenheimer New York Municipal Fund's Class A shares have provided an average annual total return of 8.78%, without sales charges, for the one-year period ended September 30, 1997.(1)

WHAT INFLUENCES AND EVENTS HAD THE GREATEST EFFECT ON THE TAX-EXEMPT MARKET?

Yields on New York's municipal bonds generally followed the trends established over the past 12 months by the general municipal bond market. In turn, tax-exempt bonds largely tracked the movements of taxable bonds, such as U.S. Treasury securities. However, during the 12-month period, taxable and tax-exempt bond markets experienced a relatively high level of volatility. Bond yields rose and fell with investors' changing outlooks for economic growth, inflation and federal monetary policy. When the economy appeared to be growing quickly, investors became concerned about a resurgence of inflation and a more restrictive monetary policy. During April, long-term interest rates peaked, then declined by the end of July to the lowest rates during the period. When the economy appeared to be slowing, investors seemed confident that inflation would not be a problem.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We continued to follow the time-tested investment strategies we have used for years. Regardless of market conditions, we prefer to keep our shareholders' assets fully invested in a diversified portfolio of good-quality securities that provide competitive levels of income and attractive relative values.



1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                     6  Oppenheimer New York Municipal Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Jerry Webman
Robert Patterson
(Fund Manager)


Within that fully invested position, we attempt to boost returns and reduce risks.

        One of the ways we do this is by actively managing the portfolio's average duration--a measure of the portfolio's sensitivity to changes in interest rates. By changing the portfolio's average duration relative to the Fund's investment benchmark, we have been able to benefit when interest rates are falling and protect ourselves when rates rise. For example, we've had a very positive view on inflation recently, and that's caused us to keep the portfolio's average duration relatively long in order to benefit from declining interest rates. When interest rates were rising, we tried to keep our average duration relatively short, and that helped us capture higher yields as they became available.

WHAT MARKET SECTORS DID YOU FIND ATTRACTIVE, AND WHICH DID YOU AVOID?

We've concentrated on issuers whose prospects have improved with the economic climate in New York. These include issuers of state appropriation bonds--bonds connected with the annual state budget--such as bonds issued by the city and state universities. We have increased our position in New York City bonds because of the city's strengthening fiscal condition. On the other hand, we have been cautious about bonds in the hospital sector. We see few opportunities for credit improvement there because most hospital bonds in New York are insured. We've also tended to avoid the smaller municipalities in New York.

                     7  Oppenheimer New York Municipal Fund

"BY CHANGING THE FUND'S AVERAGE DURATION, WE BENEFITED WHEN INTEREST RATES WERE FALLING AND PROTECTED OURSELVES WHEN RATES WERE RISING."


--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS

These smaller jurisdictions may be put under pressure as the state and federal governments shift expenses for mandatory programs to localities, making it more difficult for smaller municipalities to meet their obligations.

        In addition, we have found attractive opportunities outside New York State. For example, we've invested approximately 15% of the portfolio in Puerto Rico bonds, which gives the Fund the benefits of broader diversification. Municipal bonds from U.S. territories such as Puerto Rico are exempt from New York state and local taxes.

WHAT IS YOUR OUTLOOK FOR THE NEW YORK MUNICIPAL BOND MARKET?

We are cautiously optimistic. Our optimism is rooted in the U.S. economy, which is in its eighth year of expansion. This economy is unusual because it has been characterized by moderate growth without an acceleration of inflation. As long as inflationary pressures remain benign, our outlook for interest rates and the bond market should be positive. On the other hand, we are tempering our optimism with caution because no market or economy moves in a straight line. In our view, the risk for the foreseeable future is that the economy will grow faster than is currently expected, causing inflation fears to surface among bond investors. While we do not expect these fears to persist, they may cause volatility over the short term. Therefore, we intend to remain vigilant when it comes to protecting our shareholders from the brunt of market declines, while enabling them to participate in the bulk of the market's gains.


                     8  Oppenheimer New York Municipal Fund

STATEMENT OF INVESTMENTS  September 30, 1997


                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH                 FACE              MARKET VALUE
                                                        (UNAUDITED)               AMOUNT            SEE NOTE 1
================================================================================================================
MUNICIPAL BONDS AND NOTES--98.7%
----------------------------------------------------------------------------------------------------------------
NEW YORK--84.0%
Battery Park City, NY RB, Series A,
AMBAC Insured, 5.50%, 11/1/16                           Aaa/AAA                  $ 5,000,000         $ 5,078,600
----------------------------------------------------------------------------------------------------------------
Buffalo, NY GOB, Series E, AMBAC
Insured, 6.65%, 12/1/13                                 Aaa/AAA/AAA                  500,000             566,215
----------------------------------------------------------------------------------------------------------------
Grand Central District Management Assn., Inc.
NY Business District Capital Improvement RRB:
5.125%, 1/1/14                                          A1/A                      1,000,000              973,570
5.25%, 1/1/22                                           A1/A                      2,500,000            2,426,400
----------------------------------------------------------------------------------------------------------------
NY MTAU RB, Transportation Facilities Service
Contracts, Series 3, 7.375%, 7/1/08                     Baa1/BBB+                   250,000              292,525
----------------------------------------------------------------------------------------------------------------
NY MTAU RRB, Commuter Facilities Project,
Series B, MBIA Insured, 6.25%, 7/1/17                   Aaa/AAA                     350,000              386,102
----------------------------------------------------------------------------------------------------------------
NY TBTAU GP RB, Series X, 6%, 1/1/14                    Aa /A+                   14,510,000           15,097,800
----------------------------------------------------------------------------------------------------------------
NY TBTAU GP RRB:
Series A, 5%, 1/1/12                                    Aa/A+                    15,755,000           15,532,854
Series A, 5%, 1/1/15                                    Aa/A+                     7,500,000            7,296,600
Series B, 5%, 1/1/20                                    Aa/A+                       500,000              486,865
Series Y, 5.50%, 1/1/17                                 Aa/A+                    15,000,000           15,588,450
----------------------------------------------------------------------------------------------------------------
NY TBTAU SPO RRB, Series A,
MBIA Insured, 6.625%, 1/1/17                            Aaa/AAA                     500,000              542,170
----------------------------------------------------------------------------------------------------------------
NY United Nations Development Corp. RRB:
Sr. Lien, Series B, 5.60%, 7/1/26                       A2/NR/A                   1,500,000            1,493,475
Sub. Lien, Series C, 5.60%, 7/1/26                      A3/NR/A-                  3,000,000            2,982,720
----------------------------------------------------------------------------------------------------------------
NYC GOB:
Inverse Floater, 6.98%, 8/1/08(1)                       Baa1/BBB+                 8,250,000            8,765,625
Inverse Floater, 8.11%, 8/1/13(1)                       Baa1/BBB+                 5,000,000            5,418,750
Inverse Floater, 8.11%, 8/1/14(1)                       Baa1/BBB+                 8,150,000            8,832,562
Prerefunded, Series D, 8%, 8/1/03                       Aaa/BBB+/A-                 545,000              625,954
Prerefunded, Series F, 8.25%, 11/15/17                  Aaa/BBB+                  7,820,000            9,125,158
Series B, 8.25%, 6/1/07                                 Baa1/BBB+                 1,750,000            2,177,122
Series B, FSA Insured, Inverse Floater,
6.97%, 10/1/07(1)                                       Aaa/AAA                   7,500,000            7,935,150
Series H, 6.125%, 8/1/25                                Baa1/BBB+/A-              6,000,000            6,258,840
Series M, AMBAC Insured, 7.50%, 6/1/07                  Aaa/AAA                   7,680,000            9,308,237
Unrefunded Balance, Series A, 7.75%, 3/15/03            Baa1/BBB+/A-                150,000              162,963
Unrefunded Balance, Series A, 7.75%, 8/15/16            Baa1/BBB+                   157,500              176,537
Unrefunded Balance, Series F, 8.25%, 11/15/17           Baa1/BBB+                   680,000              779,035
Unrefunded Balance, Subseries C-1, 7.50%, 8/1/20        Baa1/BBB+/A-                125,000              141,354
----------------------------------------------------------------------------------------------------------------
NYC GORB:
Series B, MBIA Insured, 6.20%, 8/15/06                  Aaa/AAA                   3,500,000            3,880,905
Series D, MBIA Insured, 5.75%, 8/1/05                   Aaa/AAA                     450,000              481,608
Unrefunded Balance, Series F, 7.625%, 2/1/14            Baa1/BBB+/A-                 25,000               27,913
----------------------------------------------------------------------------------------------------------------
NYC HDC MH RB:
Glenn Gardens Project, 6.50%, 1/15/18                   NR/NR                     2,896,196            2,981,837







                     9  Oppenheimer New York Municipal Fund

                                                            RATINGS:
                                                            MOODY'S/
                                                            S&P/FITCH               FACE               MARKET VALUE
                                                            (UNAUDITED)             AMOUNT             SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
NYC HDC MH RB:(continued)
Keith Plaza Project, 6.50%, 2/15/18                         NR/NR                   $ 1,913,624         $ 1,970,383
Series A, 5.625%, 5/1/12                                    Aa2/AA                    4,500,000           4,609,755
-------------------------------------------------------------------------------------------------------------------
NYC Health & Hospital Corp. RRB,
AMBAC Insured, Inverse Floater,
7.24%, 2/15/23(1)                                           Aaa/AAA/AAA               8,300,000           8,351,875
-------------------------------------------------------------------------------------------------------------------
NYC IDA SPF RB:
Northwest Airlines, Inc., 6%, 6/1/27                        Ba2/BB                    6,700,000           6,860,398
United Air Lines, Inc. Project, 5.65%, 10/1/32              Baa3/BB+                  5,585,000           5,580,755
-------------------------------------------------------------------------------------------------------------------
NYC IDAU Civil Facility RB:
Community Resources Development,
7.50%, 8/1/26                                               NR/NR                     3,500,000           3,660,125
USTA National Tennis Center Project,
FSA Insured, 6.375%, 11/15/14                               Aaa/AAA                   1,500,000           1,649,055
YMCA Greater NY Project, 5.80%, 8/1/16                      Baa3/NR/BBB               2,470,000           2,514,089
YMCA Greater NY Project,
Prerefunded, 8%, 8/1/16                                     Aaa/NR/BBB                3,950,000           4,550,558
-------------------------------------------------------------------------------------------------------------------
NYC IDAU RB, VISY Paper, Inc. Project:
7.80%, 1/1/16                                               NR/NR                     6,800,000           7,660,608
7.95%, 1/1/28                                               NR/NR                     6,250,000           7,079,375
-------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One
Group Assn. Project:
6%, 1/1/15                                                  A/A/A-                    6,000,000           6,248,760
6.125%, 1/1/24                                              A/A/A-                    3,000,000           3,132,840
-------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RB:
Prerefunded, Series C, 7.75%, 6/15/20                       Aaa/A-                   17,250,000          19,594,275
Unrefunded Balance, Series B, 6.375%, 6/15/22               A2/A-/A                   6,625,000           7,284,254
-------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB:
Series A-1994, 7.10%, 6/15/12                               A2/A-                       275,000             303,460
Unrefunded Balance, 6.75%, 6/15/17                          A2/A-                     2,480,000           2,671,828
-------------------------------------------------------------------------------------------------------------------
NYS DA RB:
City University-Third General Resolution,
Series 2, MBIA Insured, 6.875%, 7/1/14                      Aaa/AAA/A-                  500,000             569,875
Prerefunded, Series A, 7.625%, 7/1/20                       Aaa/BBB                  12,000,000          13,322,400
CUS, Prerefunded, Series F, 7.875%, 7/1/07                  Aaa/BBB+                  7,000,000           7,816,550
Ithaca College, AMBAC Insured, 5.25%, 7/1/26                Aaa/AAA                   5,750,000           5,632,527
Judicial Facilities Lease, Escrowed to Maturity,
MBIA Insured, 7.375%, 7/1/16                                Aaa/AAA                   2,300,000           2,849,033
Mental Health Facilities Project, AMBAC
Insured, 5.25%, 2/15/18                                     Aaa/AAA/AAA               9,400,000           9,237,850
Pooled Capital Program, Partially Prerefunded,
FGIC Insured, 7.80%, 12/1/05                                Aaa/AAA/AAA               6,105,000           6,489,371
Rockefeller University, MBIA Insured,
7.375%, 7/1/14                                              Aaa/AAA                   4,000,000           4,186,880
Rosalind & Joseph Nursing Home,
AMBAC Insured, 5.70%, 2/1/37                                Aaa/AAA                   2,000,000           2,023,140


                    10  Oppenheimer New York Municipal Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH               FACE                MARKET VALUE
                                                        (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
NYS DA RRB:
CUS, Second Series A, 5.75%, 7/1/18                     Baa1/BBB+               $ 6,750,000         $ 7,067,993
CUS, Series B, 6%, 7/1/14                               Baa1/BBB+                10,875,000          11,724,881
CUS, Series B, FGIC Insured, 9%, 7/1/00                 Aaa/AAA/AAA               2,100,000           2,364,474
Episcopal Health Services, Inc., 5.85%, 8/1/13          NR/AAA                      500,000             526,905
Fordham University, FGIC Insured, 5.75%, 7/1/15         Aaa/AAA/AAA               9,100,000           9,473,464
St. Joseph's Hospital Health Center,
MBIA Insured, 5.25%, 7/1/18                             Aaa/AAA                   5,035,000           4,947,139
St. Vincent's Hospital, 7.375%, 8/1/11                  Aa2/AAA                     150,000             167,951
SUEFS, Prerefunded, Series A, 7.70%, 5/15/12            Aaa/BBB+/A                9,000,000           9,972,900
SUEFS, Series A, 5.25%, 5/15/15                         Baa1/BBB+                23,090,000          22,827,005
SUEFS, Series A, 5.25%, 5/15/21                         Baa1/BBB+                 5,010,000           4,896,974
SUEFS, Series B, 7%, 5/15/16                            Baa1/BBB+                 9,020,000           9,729,964
---------------------------------------------------------------------------------------------------------------
NYS DA SPO Bonds, CUS, Series E,
FSA Insured, 5.75%, 7/1/11                              Aaa/AAA                   5,955,000           6,481,601
---------------------------------------------------------------------------------------------------------------
NYS EFCPC RB, State Water Revolving Fund:
Series A, 6.60%, 9/15/12                                Aaa/AAA/AAA                 250,000             277,575
Series C, 7.20%, 3/15/11                                Aa2/A+/AA                   350,000             378,795
Series E, 6.50%, 6/15/14                                Aa2/A/AA                    500,000             547,460
---------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB:
Consolidated Edison Co., Series A, 7.50%, 1/1/26        Aa3/A+                      280,000             299,334
Consolidated Edison Co., Series A, 7.75%, 1/1/24        A1/A+                       620,000             638,817
Consolidated Edison Co., Series B, 7.375%, 7/1/24       Aa3/A+                      200,000             206,038
L.I. Lighting Co., Series A, 7.15%, 12/1/20             Ba3/BB+                   7,500,000           8,124,150
L.I. Lighting Co., Series C, 6.90%, 8/1/22              Ba3/BB+                   9,200,000           9,925,144
---------------------------------------------------------------------------------------------------------------
NYS ERDAUGF RB, Brooklyn Union Gas Co.:
Series B, Inverse Floater, 9.68%, 7/1/26(1)             A1/A                      6,000,000           7,627,500
Series D, MBIA Insured, Inverse Floater,
7.24%, 7/8/26(1)                                        Aaa/AAA                   3,000,000           3,048,750
---------------------------------------------------------------------------------------------------------------
NYS ERDAUPC RB, NYS Electric & Gas Project,
Series A, MBIA Insured, 6.15%, 7/1/26                   Aaa/AAA                   4,000,000           4,212,360
---------------------------------------------------------------------------------------------------------------
NYS GOB:
6.875%, 3/1/12                                          A2/A                        500,000             551,485
7%, 2/1/09                                              A2/A                        300,000             331,413
---------------------------------------------------------------------------------------------------------------
NYS GORB, 7.50%, 11/15/00                               A2/A                        500,000             548,815
---------------------------------------------------------------------------------------------------------------
NYS HFA MH RB:
Secured Mtg. Program-A, 7.05%, 8/15/24                  Aa2/NR                      350,000             374,539
Secured Mtg. Program-C, 6.95%, 8/15/24                  Aa2/NR                      230,000             242,935
---------------------------------------------------------------------------------------------------------------
NYS HFA RB:
Prerefunded, 8%, 11/1/08                                Aaa/BBB+                  2,690,000           3,041,475
Unrefunded Balance, 8%, 11/1/08                         Baa/BBB+                    550,000             613,602
---------------------------------------------------------------------------------------------------------------
NYS HFA RRB:
Housing Mtg., Series A, 6.10%, 11/1/15                  Aaa/AAA                  12,375,000          13,035,206
State University Construction, Escrowed to
Maturity, Series A, 7.90%, 11/1/06                      Aaa/AAA                   1,750,000           2,098,985
Unrefunded Balance, 7.90%, 11/1/99                      Baa2/BBB+                 2,310,000           2,426,563

                    11  Oppenheimer New York Municipal Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH               FACE                MARKET VALUE
                                                        (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
NYS HFASC Obligation RB, Series A, 6%, 3/15/26          Baa1/BBB+               $10,000,000         $10,432,200
---------------------------------------------------------------------------------------------------------------
NYS HFASC RB:
Prerefunded, Series A, 7.375%, 9/15/21                  Aaa/AAA                   9,050,000          10,331,480
Series D, 5.375%, 3/15/23                               Baa1/BBB                  9,000,000           8,691,300
---------------------------------------------------------------------------------------------------------------
NYS LGAC RB, Prerefunded:
Series B, 7.50%, 4/1/20                                 Aaa/AAA/AAA               2,310,000           2,601,499
Series C, 7%, 4/1/21                                    Aaa/AAA/AAA               9,455,000          10,495,428
---------------------------------------------------------------------------------------------------------------
NYS LGAC RRB:
Series B, 5.50%, 4/1/21                                 A3/A+/A+                  8,000,000           7,958,240
Series C, 5%, 4/1/21                                    A3/A+/A+                 15,000,000          14,073,750
Series E, 5%, 4/1/21                                    A3/A+/A+                    500,000             475,465
---------------------------------------------------------------------------------------------------------------
NYS MAG RB:
Homeowner Mtg., Series 1, 7.95%, 10/1/21                Aaa/NR                    2,270,000           2,420,092
Homeowner Mtg., Series UU, 7.75%, 10/1/23               Aa2/NR                    1,990,000           2,113,400
Homeowner Mtg., Series VV, 7.375%, 10/1/11              Aa2/NR                      345,000             368,757
Inverse Floater, 6.26%, 10/1/24(1)                      MIG1/NR                   9,000,000           8,415,000
Ninth Series B, 8.30%, 10/1/17                          Aaa/NR                    1,720,000           1,756,326
Series 40-B, 6.40%, 10/1/12                             Aaa/NR                      500,000             532,195
Series C, 8.40%, 10/1/17                                Aaa/NR                    1,700,000           1,731,994
---------------------------------------------------------------------------------------------------------------
NYS MCFFA RB:
Hospital & Nursing Home Project,
Series D, 6.45%, 2/15/09                                Aa2/AAA                     345,000             378,389
Long-Term Health Care, Series C,
FSA Insured, 6.40%, 11/1/14                             Aaa/AAA                   2,800,000           3,039,456
MHESF, Prerefunded, Series B, 7.875%, 8/15/20           Aaa/AAA                   5,095,000           5,707,113
MHESF, Series A, FGIC Insured, 6.375%, 8/15/17          Aaa/AAA/AAA               5,000,000           5,409,000
MHESF, Unrefunded Balance, Series B,
7.875%, 8/15/20                                         Baa1/BBB+                 8,085,000           8,989,712
NY Hospital, Series A, AMBAC Insured,
6.75%, 8/15/14                                          Aaa/AAA/AAA                 500,000             562,310
Prerefunded, 7.70%, 2/15/18                             Aaa/AAA                     355,000             367,283
St. Francis Hospital, Series 1998A,
FGIC Insured, 7.625%, 11/1/21                           Aaa/AAA/AAA               2,690,000           2,843,438
St. Luke's Hospital Center Mtg., Prerefunded,
Series B, 7.45%, 2/15/29                                Aaa/AAA                   7,500,000           8,212,275
---------------------------------------------------------------------------------------------------------------
NYS MCFFA RRB:
MHESF, Unrefunded Balance,
Series A, 8.875%, 8/15/07                               Baa1/BBB+                 2,785,000           2,852,536
North Shore University Hospital,
MBIA Insured, 7.20%, 11/1/20                            Aaa/AAA                     250,000             274,680
---------------------------------------------------------------------------------------------------------------
NYS PAU GP RB, Series B, 6.625%, 1/1/12                 Aa2/AA-                     315,000             344,037
---------------------------------------------------------------------------------------------------------------
NYS PAU GP RRB, Series Y, 6.75%, 1/1/18                 Aa2/AA-                   2,000,000           2,173,640
---------------------------------------------------------------------------------------------------------------
NYS Thruway Authority General RB,
Series A, 5.75%, 1/1/19                                 Aa3/AA-                  10,000,000          10,177,400

                    12  Oppenheimer New York Municipal Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH               FACE                MARKET VALUE
                                                        (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
NYS UDC RB:
Correctional Capital Facilities, Series 4,
5.375%, 1/1/23                                          Baa1/BBB+/A             $ 8,750,000        $  8,450,400
Series A, MBIA Insured, 5.50%, 4/1/16                   Aaa/AAA/AAA               7,500,000           7,619,625
---------------------------------------------------------------------------------------------------------------
Onondaga Cnty., NY RR Agency RB,
RR Facilities Project, 7%, 5/1/15                       Baa/NR/A-                15,600,000          16,758,456
---------------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, 69th Series,
7.125%, 6/1/25                                          A1/AA-/AA-                4,155,000           4,489,187
---------------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RRB, 78th Series,
6.50%, 4/15/11                                          A1/AA-/AA-                  250,000             271,403
---------------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air
Terminal Project, Series 6, 5.75%, 12/1/22              Aaa/AAA                  11,150,000          11,463,761
---------------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RRB, KIAC-4 Project,
5th Installment, 6.75%, 10/1/19                         NR/NR                    12,600,000          13,675,788
                                                                                                   ------------
                                                                                                    626,863,122

---------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--14.7%
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                    Aaa/AAA                     500,000             696,930
---------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5.375%, 7/1/25                           Baa1/A                    7,000,000           6,924,680
---------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB:
FSA Insured, Inverse Floater, 7.69%, 7/1/20(1)          Aaa/AAA                  11,500,000          12,333,750
MBIA Insured, 5.25%, 7/1/18                             Aaa/AAA                   8,950,000           8,826,848
Prerefunded, 7.70%, 7/1/20                              NR/AAA                    4,000,000           4,458,560
---------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB:
Prerefunded, Series S, 6.50%, 7/1/22                    NR/AAA                   10,000,000          11,138,300
Prerefunded, Series T, 6.625%, 7/1/18                   Aaa/AAA                   1,000,000           1,119,170
Series W, Inverse Floater, 6.80%, 7/1/10(1)             Baa1/A                    9,000,000           9,461,250
---------------------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU SPTX RB,
Series A, 7.75%, 7/1/08                                 Baa1/BBB+                 6,000,000           6,295,440
---------------------------------------------------------------------------------------------------------------
PR Electric PAU RB:
Series AA, MBIA Insured, 5.25%, 7/1/16                  Aaa/AAA                   5,000,000           5,008,250
Series AA, MBIA Insured, 5.25%, 7/1/17                  Aaa/AAA                   5,000,000           4,999,550
---------------------------------------------------------------------------------------------------------------
PR EPAU CAP RRB, Series N, MBIA Insured,
Zero Coupon, 5.69%, 7/1/17(2)                           Aaa/AAA                  24,000,000           8,824,320
---------------------------------------------------------------------------------------------------------------
PR Housing Bank & Finance Agency SFM RB,
Homeownership-Fourth Portfolio, Escrowed
to Maturity, 8.50%, 12/1/18                             Aaa/NR                    1,580,000           1,853,261
---------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental
PC Facilities FAU RB:
American Airlines, Inc. Project,
Series A, 6.45%, 12/1/25                                Baa1/BBB-                   850,000             931,694
Warner Lambert Co. Project, 7.60%, 5/1/14               A1/NR                     3,000,000           3,234,570
---------------------------------------------------------------------------------------------------------------
PR POAU RB, American Airlines Special
Facilities Project, Series A, 6.25%, 6/1/26             Baa3/BBB+                 8,000,000           8,562,080



                    13  Oppenheimer New York Municipal Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH               FACE              MARKET VALUE
                                                        (UNAUDITED)             AMOUNT            SEE NOTE 1
--------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS (CONTINUED)
PR Public Buildings Authority Guaranteed
Public Education & HF RB, Prerefunded,
Series L, 6.875%, 7/1/21                                Aaa/AAA                 $ 4,000,000      $   4,519,440
--------------------------------------------------------------------------------------------------------------
PR Telephone Authority RB, MBIA Insured,
Inverse Floater, 6.92%, 1/16/15(1)                      Aaa/AAA                  10,000,000         10,187,500
                                                                                                 -------------
                                                                                                   109,375,593

--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $698,803,390)                                        98.7%       736,238,715
--------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                         1.3          9,758,265
                                                                                -----------      -------------
NET ASSETS                                                                            100.0%     $ 745,996,980
                                                                                ===========      =============

To simplify the listing of securities, abbreviations are used per the table below:

CAP        --      Capital Appreciation                                            L.I.     --      Long Island
CMWLTH     --      Commonwealth                                                    MAG      --      Mtg. Agency
CUS        --      City University System                                          MCFFA    --      Medical Care Facilities
DA         --      Dormitory Authority                                                              Finance Agency
EFCPC      --      Environmental Facilities Corp. Pollution Control                MH       --      Multifamily Housing
EPAU       --      Electric Power Authority                                        MHESF    --      Mental Health Services
ERDAUEF    --      Energy Research & Development Authority Electric Facilities                      Facilities
ERDAUGF    --      Energy Research & Development Authority Gas Facilities          MTAU     --      Metropolitan Transportation
ERDAUPC    --      Energy Research & Development Authority Pollution Control                        Authority
FAU        --      Finance Authority                                               MWFAU    --      Municipal Water Finance
GP         --      General Purpose                                                                  Authority
GOB        --      General Obligation Bonds                                        NYC      --      New York City
GORB       --      General Obligation Refunding Bonds                              NYS      --      New York State
HDC        --      Housing Development Corp.                                       PAUNYNJ  --      Port Authority of New York
HF         --      Health Facilities                                                                & New Jersey
HFA        --      Housing Finance Agency                                          PAU      --      Power Authority
HFASC      --      Housing Finance Agency Service Contract                         PC       --      Pollution Control
HTAU       --      Highway & Transportation Authority                              POAU     --      Port Authority
IDA        --      Industrial Development Agency                                   RB       --      Revenue Bonds
IDAU       --      Industrial Development Authority                                RR       --      Resource Recovery
LGAC       --      Local Government Assistance Corp.                               RRB      --      Revenue Refunding Bonds
                                                                                   SFM      --      Single Family Mortgage
                                                                                   SPF      --      Special Facilities
                                                                                   SPO      --      Special Obligations
                                                                                   SPTX     --      Special Tax
                                                                                   SUEFS    --      State University Educational
                                                                                                    Facilities System
                                                                                   TBTAU    --      Triborough Bridge & Tunnel
                                                                                                    Authority
                                                                                   UDC      --      Urban Development Corp.
                                                                                   WSS      --      Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $90,377,712 or 12.12% of the Fund's net assets at September 30, 1997.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.




                    14  Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

As of September 30, 1997, securities subject to the alternative minimum tax amounted to $122,052,761 or 16.36% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:


INDUSTRY                                            MARKET VALUE               PERCENT
--------------------------------------------------------------------------------------
Higher Education                                    $124,655,844                16.8%
General Obligation                                    98,639,480                13.4
Highways                                              86,440,860                11.7
Hospital/Healthcare                                   63,186,511                 8.6
Sales Tax                                             35,604,382                 4.8
Multi-Family Housing                                  33,646,855                 4.6
Corporate Backed                                      31,316,527                 4.3
Water Utilities                                       30,550,747                 4.1
Marine/Aviation Facilities                            29,900,138                 4.1
Pollution Control                                     29,869,733                 4.1
Lease Rental                                          27,336,945                 3.7
Electric Utilities                                    25,562,157                 3.5
Adult Living Facilities                               22,589,141                 3.1
Single Family Housing                                 19,191,025                 2.6
Resource Recovery                                     16,758,456                 2.3
Special Assessment                                    14,774,010                 2.0
Manufacturing, Durable Goods                          14,739,983                 2.0
Non Profit Organization                               12,373,828                 1.7
Telephone Utilities                                   10,187,500                 1.4
Manufacturing, Non-Durable Goods                       7,710,765                 1.0
Sewer Utilities                                        1,203,830                 0.2
                                                    ------------               -----
                                                    $736,238,717               100.0%
                                                    ============               =====

See accompanying Notes to Financial Statements.


                    15  Oppenheimer New York Municipal Fund

 STATEMENT OF ASSETS AND LIABILITIES  September 30, 1997

===============================================================================================================
ASSETS
Investments, at value (cost $698,803,390)--see accompanying statement                              $736,238,715
---------------------------------------------------------------------------------------------------------------
Cash                                                                                                    495,755
---------------------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                             12,291,735
Shares of beneficial interest sold                                                                      393,580
---------------------------------------------------------------------------------------------------------------
Other                                                                                                    11,534
                                                                                                   ------------
Total assets                                                                                        749,431,319

===============================================================================================================
LIABILITIES
Payables and other liabilities:
Dividends                                                                                             2,001,304
Shares of beneficial interest redeemed                                                                  498,760
Distribution and service plan fees                                                                      452,203
Trustees' fees--Note 1                                                                                  213,997
Shareholder reports                                                                                     130,266
Transfer and shareholder servicing agent fees                                                            67,646
Other                                                                                                    70,163
                                                                                                   ------------
Total liabilities                                                                                     3,434,339

===============================================================================================================
NET ASSETS                                                                                         $745,996,980
                                                                                                   ============

===============================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                    $715,174,579
---------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                   1,395,429
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                             (8,008,353)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                   37,435,325
                                                                                                   ------------
Net assets                                                                                         $745,996,980
                                                                                                   ============




                    16  Oppenheimer New York Municipal Fund

===============================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$634,789,044 and 49,620,601 shares of beneficial interest outstanding)                                   $12.79
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                                 $13.43
---------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $106,458,543
and 8,320,680 shares of beneficial interest outstanding)                                                 $12.79
---------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,749,393
and 371,247 shares of beneficial interest outstanding)                                                   $12.79

See accompanying Notes to Financial Statements.


                    17  Oppenheimer New York Municipal Fund

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1997

===============================================================================================================
INVESTMENT INCOME
Interest                                                                                            $48,247,943

===============================================================================================================
EXPENSES
Management fees--Note 4                                                                               3,912,050
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                               1,528,712
Class B                                                                                               1,040,975
Class C                                                                                                  37,884
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                   475,969
---------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                     223,113
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              66,227
---------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                  58,537
---------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                       18,351
---------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class B                                                                                                     564
Class C                                                                                                     660
---------------------------------------------------------------------------------------------------------------
Other                                                                                                    14,143
                                                                                                    -----------
Total expenses                                                                                        7,377,185

===============================================================================================================
NET INVESTMENT INCOME                                                                                40,870,758

===============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                           5,082,437
Closing of futures contracts                                                                         (8,192,625)
                                                                                                    -----------
Net realized loss                                                                                    (3,110,188)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                 25,374,028
                                                                                                    -----------
Net realized and unrealized gain                                                                     22,263,840

---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $63,134,598
                                                                                                    ===========


See accompanying Notes to Financial Statements.






                    18  Oppenheimer New York Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                             1997                 1996
===============================================================================================================
OPERATIONS
Net investment income                                                          $ 40,870,758        $ 42,380,515
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                         (3,110,188)          5,945,810
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            25,374,028             425,530
                                                                               ------------        ------------
Net increase in net assets resulting
from operations                                                                  63,134,598          48,751,855

===============================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                         (35,297,579)        (37,568,731)
Class B                                                                          (4,855,021)         (4,655,633)
Class C                                                                            (175,214)            (34,664)

===============================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                                         (52,009,162)        (11,537,144)
Class B                                                                           2,021,008           9,460,309
Class C                                                                           2,612,419           1,966,687

===============================================================================================================
NET ASSETS
Total increase (decrease)                                                       (24,568,951)          6,382,679
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                             770,565,931         764,183,252
                                                                               ------------        ------------
End of period (including undistributed net investment
income of $1,395,429 and $620,943, respectively)                               $745,996,980        $770,565,931
                                                                               ============        ============

See accompanying Notes to Financial Statements.


                    19  Oppenheimer New York Municipal Fund

FINANCIAL HIGHLIGHTS


                                              CLASS A
                                              ---------------------------------
                                              YEAR ENDED SEPTEMBER 30,
                                              1997            1996           1995          1994          1993
================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $12.41        $12.29        $11.92        $13.50        $12.59
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .69           .68           .69           .74           .73
Net realized and unrealized gain (loss)              .37           .12           .41         (1.46)         1.01
                                                  ------        ------        ------        ------        ------
Total income (loss) from investment
operations                                          1.06           .80          1.10          (.72)         1.74

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.68)         (.68)         (.70)         (.72)         (.75)
Distributions from net realized gain                  --            --          (.03)         (.03)         (.08)
Distributions in excess of net realized gain          --            --            --          (.11)           --
                                                  ------        ------        ------        ------        ------
Total dividends and distributions
to shareholders                                     (.68)         (.68)         (.73)         (.86)         (.83)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.79        $12.41        $12.29        $11.92        $13.50
                                                  ======        ======        ======        ======        ======

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 8.78%         6.65%         9.58%        (5.55)%       14.33%

================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                  $634,789      $667,258      $673,050      $687,233      $756,934
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $652,048      $684,981      $659,465      $738,747      $652,327
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               5.49%         5.50%         5.76%         5.68%         5.66%
Expenses                                            0.86%         0.91%         0.90%         0.86%         0.91%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          20.5%         21.2%         15.2%          9.4%         39.1%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. For the period from March 1, 1993 (inception of offering) to September 30, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.




                    20  Oppenheimer New York Municipal Fund


CLASS B                                                                    CLASS C
-------------------------------------------------------------------        ------------------------------------
YEAR ENDED SEPTEMBER 30,                                                   YEAR ENDED SEPTEMBER 30,
1997            1996           1995           1994          1993(2)        1997          1996        1995(1)
===============================================================================================================

  $12.41          $12.30         $11.93        $13.50         $13.07         $12.41        $12.30      $12.22
-------------------------------------------------------------------------------------------------------------

     .59             .60            .60           .64            .36            .57           .60         .05
     .38             .10            .42         (1.45)           .44            .39           .09         .08
  ------          ------         ------        ------         ------         ------        ------      ------

     .97             .70           1.02          (.81)           .80            .96           .69         .13

-------------------------------------------------------------------------------------------------------------

    (.59)           (.59)          (.62)         (.62)          (.37)          (.58)         (.58)       (.05)
      --              --           (.03)         (.03)            --             --            --          --
      --              --             --          (.11)            --             --            --          --
  ------          ------         ------        ------         ------         ------        ------      ------

    (.59)           (.59)          (.65)         (.76)          (.37)          (.58)         (.58)       (.05)
-------------------------------------------------------------------------------------------------------------
  $12.79          $12.41         $12.30        $11.93         $13.50         $12.79        $12.41      $12.30
  ======          ======         ======        ======         ======         ======        ======      ======

=============================================================================================================
    7.97%           5.77%          8.75%        (6.22)%         6.56%          7.95%         5.64%       1.10%

=============================================================================================================


$106,459        $101,302        $91,108       $73,943        $40,958         $4,749        $2,007         $25
-------------------------------------------------------------------------------------------------------------
$104,183        $ 98,488        $81,743       $61,008        $20,454         $3,798        $  752         $18
-------------------------------------------------------------------------------------------------------------

    4.72%           4.73%          4.95%         4.88%          4.45%(4)       4.67%         4.60%       3.67%(4)
    1.63%           1.68%          1.67%         1.65%          1.73%(4)       1.63%         1.77%       1.37%(4)
-------------------------------------------------------------------------------------------------------------
    20.5%           21.2%          15.2%          9.4%          39.1%          20.5%         21.2%       15.2%

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $154,409,995 and $214,081,363, respectively.

See accompanying Notes to Financial Statements.


                    21  Oppenheimer New York Municipal Fund

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer New York Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is available from municipal securities and consistent with the preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $7,657,000, expiring in 2003 and 2004.


                    22  Oppenheimer New York Municipal Fund

================================================================================
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1997, a credit of $60,913 was made for the Fund's projected benefit obligations and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $212,626 at September 30, 1997. The aforementioned credit is a component of total trustees' fees which amount to $(280) for the year ended September 30, 1997.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization on long-term bonds for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

           The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $231,542, a decrease in accumulated net realized loss on investments of $456,846, and a decrease in paid-in capital of $688,388.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.




                    23  Oppenheimer New York Municipal Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                            YEAR ENDED SEPTEMBER 30, 1997        YEAR ENDED SEPTEMBER 30, 1996
                                            --------------------------------     -------------------------------
                                            SHARES           AMOUNT              SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                          4,470,995       $  56,051,835       4,043,999       $  50,569,882
Issued in connection with
the acquisition of Quest
for Value New York
Tax-Exempt Fund--Note 6                              --                  --       2,350,157          29,517,976
Dividends and distributions
reinvested                                    1,936,390          24,294,359       2,105,244          26,158,018
Redeemed                                    (10,554,692)       (132,355,356)     (9,480,179)       (117,783,020)
                                            -----------       -------------      ----------       -------------
Net decrease                                 (4,147,307)      $ (52,009,162)       (980,779)      $ (11,537,144)
                                            ===========       =============      ==========       =============

---------------------------------------------------------------------------------------------------------------
Class B:
Sold                                          1,229,476       $  15,435,863       1,631,788       $  20,375,193
Dividends and distributions
reinvested                                      251,124           3,151,927         244,423           3,035,829
Redeemed                                     (1,320,301)        (16,566,782)     (1,123,717)        (13,950,713)
                                            -----------       -------------      ----------       -------------
Net increase                                    160,299       $   2,021,008         752,494       $   9,460,309
                                            ===========       =============      ==========       =============

----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                            296,169       $   3,700,982         170,206       $   2,101,116
Dividends and distributions
reinvested                                       11,358             142,713           2,083              25,651
Redeemed                                        (97,937)         (1,231,276)        (12,664)           (160,080)
                                            -----------       -------------      ----------       -------------
Net increase                                    209,590       $   2,612,419         159,625       $   1,966,687
                                            ===========       =============      ==========       =============





                    24  Oppenheimer New York Municipal Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At September 30, 1997, net unrealized appreciation on investments of $37,435,325 was composed of gross appreciation of $40,284,088, and gross depreciation of $2,848,763.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion.

           For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $835,127, of which $161,226 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $558,605 and $35,328, respectively, of which $9,424 was paid to an affiliated broker/ dealer for Class B. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $260,864 and $5,113, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

           OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

           The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $30,130 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.




                    25  Oppenheimer New York Municipal Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $6,709 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $819,839 and $31,279, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At September 30, 1997, OFDI had incurred unreimbursed expenses of $2,901,792 for Class B and $49,218 for Class C.

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

           The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

           Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

           Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                    26  Oppenheimer New York Municipal Fund

================================================================================
6. ACQUISITION OF QUEST FOR VALUE NEW YORK TAX-EXEMPT FUND

On November 24, 1995, Oppenheimer New York Municipal Fund acquired all of the net assets of Quest for Value New York Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value New York Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 2,350,157 Class A shares of beneficial interest, valued at $29,517,976, in exchange for the net assets, resulting in combined Class A net assets of $698,806,316 on November 24, 1995. The net assets acquired included net unrealized appreciation of $1,513,911. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

           The Fund had no borrowings outstanding during the year ended September 30, 1997.



                    27  Oppenheimer New York Municipal Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer New York Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New York Municipal Fund as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
October 21, 1997




                    28  Oppenheimer New York Municipal Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

           None of the dividends paid by the Fund during the fiscal year ended September 30, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    29  Oppenheimer New York Municipal Fund

OPPENHEIMER NEW YORK MUNICIPAL FUND

==============================================================================
OFFICERS AND TRUSTEES       Leon Levy, Chairman of the Board of Trustees
                            Donald W. Spiro, Vice Chairman of the Board
                              of Trustees
                            Bridget A. Macaskill, Trustee and President
                            Robert G. Galli, Trustee
                            Benjamin Lipstein, Trustee
                            Elizabeth B. Moynihan, Trustee
                            Kenneth A. Randall, Trustee
                            Edward V. Regan, Trustee
                            Russell S. Reynolds, Jr., Trustee
                            Pauline Trigere, Trustee
                            Clayton K. Yeutter, Trustee
                            Robert E. Patterson, Vice President
                            George C. Bowen, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Andrew J. Donohue, Secretary
                            Robert G. Zack, Assistant Secretary
==============================================================================
INVESTMENT ADVISOR          OppenheimerFunds, Inc.

==============================================================================
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

==============================================================================
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT
==============================================================================
CUSTODIAN OF                 Citibank, N.A.
PORTFOLIO SECURITIES

==============================================================================
INDEPENDENT AUDITORS         KPMG Peat Marwick LLP

==============================================================================
LEGAL COUNSEL                Gordon Altman Butowsky Weitzen Shalov & Wein

                             This is a copy of a report to shareholders of Oppenheimer New York Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New York Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



                    30  Oppenheimer New York Municipal Fund

OPPENHEIMERFUNDS FAMILY

===========================================================================================================
REAL ASSET FUNDS
-----------------------------------------------------------------------------------------------------------
Real Asset Fund                      Gold & Special Minerals Fund

===========================================================================================================
STOCK FUNDS
-----------------------------------------------------------------------------------------------------------
Developing Markets Fund              Quest Small Cap Value Fund            Global Fund
Enterprise Fund                      Capital Appreciation Fund(1)          Quest Global Value Fund
International Growth Fund            Quest Capital Value Fund              Disciplined Value Fund
Discovery Fund                       Growth Fund                           Quest Value Fund

===========================================================================================================
STOCK & BOND FUNDS
-----------------------------------------------------------------------------------------------------------
Main Street Income &                 Quest Growth &Income                  Disciplined Allocation Fund
  Growth Fund                          Value Fund                          Multiple Strategies Fund(2)
Quest Opportunity Value Fund         Global Growth &Income Fund            Bond Fund for Growth
Total Return Fund                    Equity Income Fund

===========================================================================================================
BOND FUNDS
-----------------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund                  U.S. Government Trust
High Yield Fund                      Strategic Income Fund                 Limited-Term Government Fund
                                     Bond Fund

===========================================================================================================
MUNICIPAL FUNDS
-----------------------------------------------------------------------------------------------------------
California Municipal Fund(3)         Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)            Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)         Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)           Intermediate Municipal Fund           Municipal Fund

===========================================================================================================
MONEY MARKET FUNDS(4)
-----------------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves

===========================================================================================================
LIFESPAN
-----------------------------------------------------------------------------------------------------------
Growth Fund                          Balanced Fund                         Income Fund


1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.


                     31  Oppenheimer New York Municipal Fund

INTERNET
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WWW.OPPENHEIMERFUNDS.COM

GENERAL INFORMATION
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INFORMATION AND SERVICES

--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


                                                       [OPPENHEIMERFUNDS LOGO]


RA0360.001.0997  November 28, 1997